AURORA Oil & Gas Corporation

Stock Symbol: CDNR
Exchange: OTCBB
Basic Shares Outstanding: 81.3 million

http://www.auroraogc.com

Investor Relations Contact:
Lori King: (231) 941-0073

Disclaimer

In this slide presentation, statements regarding our goals and objectives, our expected methods of operation and development strategies, our expected and potential production volumes, anticipated oil and gas prices, potential drilling locations, the timing of drilling activities, when wells will begin producing, how many wells will be drilled, potential new development theatres, the spacing of wells, drilling and operating costs, and other statements that are not historical facts, contain predictions, estimates and other Forward-Looking Statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our goals will be achieved. Important factors that could cause our actual results to differ materially from those included in the Forward-Looking Statements include the timing and extent of changes in commodity prices for oil and gas, drilling and operating risks, the availability of drilling rigs, uncertainties about the estimates of reserves, the availability of transportation pipelines, changes in laws or government regulations, unforeseen engineering and mechanical or technological difficulties in drilling the wells, operating hazards, weather related delays, the loss of existing credit facilities, availability of capital, and other risks more fully described in our filings with the Securities and Exchange Commission, including an amended Form 10-KSB filed on February 7, 2006. We may also change our business focus as new opportunities arise. All Forward-Looking Statements contained in this presentation, including any forecasts and estimates, are based on management's outlook only as of the date of this presentation and we undertake no obligation to update or revise these Forward-Looking Statements, whether as a result of subsequent developments or otherwise.

Executive Summary

- Low-risk development of unconventional gas reserves in the Antrim and New Albany Shale
- Over 350,000 net acres with ~2,400 potential drilling locations and ~2.1 Tcf in potential reserves
- Rapidly growing proved reserves and production
- ~150 gross wells drilled in 2005 with ~95% success
- 2006 Outlook:
  - 200 well drilling program
  - Proved reserves expected to reach 100 bcf by mid-year
  - Net production expected to reach 10 million cf/d in Q1'06 and 15 million cf/d in Q4'06
  - AMEX listing targeted in 1H'06

The Company

- Cadence/Aurora - reverse merger October 31, 2005
- ~$524.4 million pro forma market capitalization (1)
- Aurora has been actively acquiring acreage in the Antrim Shale (Michigan) and New Albany Shale (Indiana / Kentucky) for ~10 years
- $100 million BNP Paribas senior credit facility with $40 million borrowing base.
- $50 million TCW Mezzanine drilling facility in place

(1) Fully diluted using Treasury Stock Method.

Summary Acreage Position

The Company has ~2,400 potential drilling locations with ~2.1 Tcf in estimated total potential reserves.

	ANTRIM SHALE		NEW ALBANY SHALE		TOTAL	
	GROSS	NET	GROSS	NET	GROSS	NET
Leasehold Position (acres) [(1)]	**202,854**	**78,163**	**594,022**	**271,891**	**796,876**	**350,054**
Well Spacing (acres/well)	**100**	**100**	**160**	**160**		
Implied Total Potential Wells [(2)]	**2,028**	**781**	**3,712**	**1,699**	**5,740**	**2,480**
Est. Recoverable Reserves / Well (bcfe) [(3)]	**0.5**	**0.5**	**1.0**	**1.0**		
Implied Total Potential Reserves (bcfe)	**1,014**	**390**	**3,712**	**1,699**	**4,726**	**2,089**

(1) As of Dec. 31, 2005.

(2) Calculated as total acres divided by well spacing (acres/well).

(3) Company estimates.

Acreage potential does not currently translate into Proved Reserves. Generating Proved Reserves will require successful drilling.

Antrim and New Albany Shale Plays

- Relatively shallow blanket shale formations
- High-upside, lower-risk development potential


Williston Basin
Antrim Shale
Michigan Basin
Denver Basin
Unita Basin
Piscance Basin
Paradox Basin
Lewis Shale
San Joaquin Basin
Anadarko Basin
Illinois Basin
San Juan Basin
New Albany Shale
Ohio Shale
Appalachian Basin
Santa Maria Basin
Fort Worth Basin
Barnett Shale
Tuscaloosa Shale
LEGEND
Productive Gas Shale Basins
Other Potential Gas Shale Basins
Gas Production Areas
Oil Production Areas
SHALE GAS BASINS CONTINENTAL USA


Traverse City
Antrim Shale
Michigan
Indiana
New Albany Shale

Antrim and New Albany Shale Plays

Antrim Shale (~23% of net acreage)

- Well-developed, low-risk "resource play"
- ~8,000 wells drilled to date in the play w/ ~95% historical drilling success rate
- Focus of 2005 / 2006 drilling program to provide low-risk source of production / cash flow

New Albany Shale (~77% of net acreage)

- Emerging shale play with significant upside potential
- Horizontal drilling key to unlocking potential of NAS
- 5-well pilot program yielding encouraging results
- Schlumberger Holditch reservoir engineering indicates 1bcf+ horizontal wells on 160-acre spacing

Antrim Shale Well Economics

Vertical Well Cost:	~ $300,000
Well Depth:	250 – 1,500 ft.
Reserves / Well:	~0.5 bcf (avg.)
Peak Production:	~ 150 mcf / day avg.
Time to Peak:	6-12 mo. (de-watering period)
Decline Rate:	~ 7% / yr.
Productive Life:	~ 40 years
Avg. W.I.:	46%
IRR:	~30%+ @ $5.00 gas

Antrim Shale Production Profile



Antrim Shale Example
1,000
100
10
1
PRODUCTION RATE, Mscf/D or STB/D
Peaks
Flattens Somewhat
~ 7% / yr.
Gas
Water
0
5
10
15
20

Source: Schlumberger Holditch.

New Albany Shale Well Economics

- Horizontal Well Cost: ~ $750,000
- Well Depth: 500 – 2,500 ft.
- Reserves / Well: ~0.7 – 1.2 bcf
- Peak Production: ~ 200-300 mcf / day
- Time to Peak: 6-12 mo. (de-watering period)
- Decline Rate: ~ 5% / yr.
- Productive Life: ~ 30 years
- Average W.I.: 43%
- IRR: ~45% @ $5.00 gas

New Albany Shale Production Profile

1bcf+ wells, drilled and completed for $750,000.



New Albany Shale Horizontal Well
Dumada Project at 1,500 feet (Loogootee Unit)
160 acre drainage (4:1 Anistropy)
Forecast Gas Rate
Forecast Water Rate
Forecast Cumulative Gas
Forecast Cumulative Water
Gas Rate, Mscfd
Water Rate, BWPD
Cumulative Gas, Mscf
Cumulative Water, Bbls
Time, days
0
2,000
4,000
6,000
8,000
10,000
12,000
1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000

Source: Schlumberger Holditch.

Natural Gas Price Differentials



Average Cash Natural Gas Spot Prices by Region
(06/30/04 - 09/30/05)
$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$7.09
$7.02
$6.37
$6.01
Michigan
Henry Hub
Mid-Continent
Rockies

Source: Bloomberg.

Proved Reserves

- Proved reserves 12/31/05   88 bcf
- Reserve reports prepared by:
  - Schlumberger: Data & Consulting Services
  - Netherland, Sewell & Associates, Inc.
  - Ralph E. Davis Associates, Inc.
- Note: Reserve reports do not include New Albany Shale
- By 1H'06, a number of factors are expected to increase proved reserves to ~100 bcf:
  - Continued drilling activity (200 gross wells targeted for 2006)
  - Increased average working interests in new properties
  - Proved reserves in New Albany Shale added

Production Profile



16
14
12
10
8
6
4
2
0
Q2'05
Q3'05
Q4'05
Q1'06
End - Q4'06
production/million cf/d

- A large inventory of drilling prospects and an aggressive development program have the potential to provide for years of strong production growth

Management Team

The 4 key members of Aurora's management team each have between 15 - 23 years of experience in oil & gas.

William Deneau (Chief Executive Officer)

- 21 yrs. experience in oil & gas industry
- 18 yrs. experience in Antrim shale
- CEO of Aurora since 1997

John Miller (VP, Exploration & Production)

- 17 yrs. experience in oil & gas industry
- Focused on Michigan / Indiana shale E&P since 1994
- Current role at Aurora since 1997

Thomas Tucker (VP, Land & Development)

- 23 yrs. experience in oil & gas industry
- Focused on Land Acquisition and Drilling
- Current role at Aurora since 1997

Lori King (Chief Financial Officer)

- Trained as CPA to oil & gas clients
- 15 years experience in the oil and gas industry
- Current role at Aurora since 2001

Partners

Aurora has a number of drilling joint ventures with industry leaders that allow it to more effectively leverage its asset base, spread development risks and cost:

- Samson Resources - Tulsa, OK
- El Paso Production Company – Houston, TX
- Rex Energy – College Park, PA

Key Operating Statistics

- Total Net Acres: 350,000
- Total Net Wells (12/31/05): 187
- Proved Reserves: 87 bcf
- Avg. Operating Cost (Q4'05): $2.25 / mcf
- Average F&D Cost
  - $0.60 / mcf (Antrim)
  - $0.75 / mcf (New Albany)
- Daily Production (Q4'05): 4076E mcf/d

Key Financial Statistics

- Current Stock Price (02/08/06): $6.12
- Common Shares (2/07/06): 81,298,683
- Warrants: 2,249,500 ($1.71 exercise price)
- Options: 3,165,776 ($0.75 exercise price)
- Pro Forma Net Debt: ~$77 million

Summary

- Company ***Focus***:
  - Develop Significant Acreage in Shales
- Multi-year ***Drilling*** Inventory:
  - 2 TCF potential
- Proved ***Reserves*** Expected to Grow:
  - To 100 BCF in 2006
- Rapid ***Production*** Growth:
  - 15 million cf/d target by year end